

REGENCY
ENERGY PARTNERS

UBS MLP One-on-One Conference
June 2 - 4, 2009


C-6

Forward Looking Statements

This presentation may contain statements about future events and Regency Energy Partners LP's ("Regency Energy Partners", "Regency" or the "Partnership") outlook and expectations, which are forward-looking statements. Although Regency believes that the assumptions underlying these statements are reasonable, investors are cautioned that such forward-looking statements are inherently uncertain and necessarily involve risks that may affect Regency's business prospects and performance, causing actual results to differ from those discussed during this presentation.

Any forward-looking statements made are subject to all of the risks and uncertainties, many of which are beyond management's control, involved in gathering, processing, transportation and marketing of natural gas, and in the natural gas compression services business. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, Regency's actual results and plans could differ materially from those expressed in any forward-looking statements. These risks and uncertainties are discussed in more detail in Regency's filings with the Securities and Exchange Commission, copies of which are available to the public.

The Partnership undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events.

Regulation G

This document may include certain non-GAAP financial measures as defined under SEC Regulation G. In such an event, a reconciliation of those measures to the most directly comparable GAAP measures is included in this presentation.

Business Review

Midstream Overview

Regency's midstream operations are primarily located in Texas, Louisiana, Oklahoma and Kansas[1,2]

Mid-Continent	
Plants[3]	1
Gathering System Length (Miles)	3,470
Compression[4] (HP)	48,931
Plant Capacity (MMcf/d)	50
Focus: Consolidation	

West Texas	
Plants	1
Gathering System Length (Miles)	806
Compression[4] (HP)	46,134
Plant Capacity (MMcf/d)	125
Focus: Consolidation	

South Texas	
Treating Facilities	2
Gathering System Length (Miles)	623
Compression[4] (HP)	30,081
Plant Capacity (MMcf/d)	175
Focus: G&P, Treating	



CO
KS
OK
AR
TX
LA
Contract Compression Operating Base
Regency Gas System
Regency Regional Offices
Regency Corporate Dallas Headquarters
Regency Gas Treating/ Processing Facility

East Texas	
Plants	1
Gathering System Length (Miles)	371
Compression[4] (HP)	14,597
Plant Capacity (MMcf/d)	65
Focus: G&P, Treating, Sulfur Recovery	

North Louisiana	
Gathering	
Plants[5]	4
Gathering System Length (Miles)	680
Compression[4] (HP)	43,931
Plant Capacity (MMcf/d) / (GPM)	525 / 60
Transportation (via Joint Venture)	
Length (miles)	330
NGL Line (miles)	40
Compression[4] (HP)	26,370
RIGS Pipeline Capacity (MMcf/d)	910
Focus: Transportation	

[1] All information as of March 2009
[2] Regency also has minor operations in West Virginia and Colorado
[3] Excludes inactive Lakin plant which is included on map
[4] Compression does not include contract compression for third parties
[5] Haughton has been moved to gathering and processing segment as part of the Dubach expansion

North Louisiana - Gathering & Processing



Arkansas
Louisiana
Lisbon Plant
Dubach Plant
Dubach/Lisbon/
Calhoun
gathering system
Elm Grove
Plant
Dubberly
Plant
Texas
Louisiana
Nexus
Gathering
system
0
10
20
40
Miles

System Overview

Gathering, processing and transmission systems accessing prolific gas fields across North Louisiana and East Texas

Provides full suite of producer services including gathering, compression, dehydration, processing, dew point control, and liquids transportation

Increased volumes in North Louisiana driven by Haynesville drilling and strong average IP rates

Key Assets

Dubach Processing Plant[1]	95 MMcf/d
Lisbon Processing Plant	30 MMcf/d
Elm Grove Refrigeration Plant	200 MMcf/d
Dubberly Refrigeration Plant	200 MMcf/d
Dubach/Calhoun/Lisbon Gathering System	300 MMcf/d
Nexus Gathering System	120 MMcf/d

Primary Producing Formations

Cotton Valley	James Lime
Bossier	Haynesville

Key Producer Customers

Petrohawk	XTO
EXCO	Devon
Comstock	Samson
Camterra	Clayton Williams

Drilling and Volume Outlook

4Q 2008 Average Volume	570 MMbtu/d
2009 Forecast Average Volume Change	3%

[1] Haughton has been moved to the Dubach Processing Plant

South Texas - Gathering & Processing



Texas
Kerr
Kendall
Hays
Bastrop
Caldwell
Bandera
Comal
Guadalupe
Bexar
Gonzales
Medina
Wilson
Karnes
DeWitt
Atascosa
Frio
Zavala
Maverick
Fashing Plant
Goliad
McMullen
Dimmit
La Salle
Tilden Plant
Live Oak
Webb
Duval
Jim Wells
Nueces
0
25
50
Miles
Legend
Plant Facility
Crude Oil
Idle
Lean Sour
Rich Sour
Rich Sweet
Proposed San Miguel
Proposed Falls City

Key Assets	
Tilden Treating Plant	100 MMcf/d
Fashing Processing and Treating - Edwards Lime JV	75 MMcf/d
Tilden (Lean/Sour) Gathering System	60 MMcf/d
Tilden (Rich/Sour) Gathering System	40 MMcf/d
LaSalle (Rich/Sweet) Gathering System	75 MMcf/d
Fashing (Lean/Sour) Gathering System	50 MMcf/d

Primary Producing Formations	
Olmos	Buda
Wilcox	Edwards
Austin Chalk	Sligo
Eagleford Shale	

System Overview
Assets configured to provide distinct niche services by gas composition. Lean and rich packages can be segregated which increases efficiencies
Once treated, rich gas is processed by third parties and lean gas is sent to residue market
Only operating midstream gathering assets with associated treating facilities in the region
The formation of the Edwards Lime JV allowed Regency to utilize the idle Fashing Plant for the treatment of Enduring's (JV partner) sour gas

Key Producer Customers	
St. Mary's	EEX
Swift Energy	Lewis Energy
XTO	Enduring
Petrohawk	

Drilling and Volume Outlook	
4Q 2008 Average Volume	126 MMbtu/d
2009 Forecast Average Volume Change	15%

Mid-Continent – Gathering & Processing

REGENCY ENERGY PARTNERS



Greenwood
Kansas
Colorado
Lakin and FrontStreet Hugoton
Mocane Laverne
Oklahoma
Legend
Regency Plant Facility
Regency Midcon Pipeline

Key Assets	
Mocane Processing Plant	50 MMcf/d
FrontStreet Hugoton Gathering System[1]	152 MMcf/d
Lakin Gathering System	120 MMcf/d
Mocane-Laverne Gathering System	75 MMcf/d
Greenwood Gathering System	40 MMcf/d

Primary Producing Formations	
Chase	Morrow
Chester	

Key Producer Customers	
BP	Oxy
Cimarex	EXCO
Pioneer	Cabot
Osborn Heirs	DCP

Drilling and Volume Outlook	
4Q 2008 Average Volume	123 MMbtu/d
2009 Forecast Average Volume Change	(15%)

System Overview
Completed acquisition of FrontStreet Hugoton from a GE affiliate during Q1 of 2008
FrontStreet acquisition greatly expanded Regency's presence in the region and increased fee-based margin
Primary growth potential comes from consolidation plays in the region

[1] Operated by BP America Production Company

East Texas - Gathering & Processing



Myrtle Springs Liquid Treating Facility
Eustace Plant
Gas Gathering Assets
Regency Plant / Office
Liquid Treating Facility
0 5 10 20 Miles

Key Assets	
Eustace Processing Plant	65 MMcf/d
Eustace Gathering System	100 MMcf/d
Myrtle Springs Liquid Treating	3000 Bbl/d

Primary Producing Formations
Smackover

Key Producer Customers	
Valence	Eagle Rock

Drilling and Volume Outlook	
4Q 2008 Average Volume	28 MMbtu/d
2009 Forecast Average Volume Change	(11%)

System Overview
Specialized full well stream, high margin gathering of gas that is high in hydrogen sulfide, nitrogen, and NGLs
The gathering systems are connected to processing and treating facilities that include sulfur and nitrogen removal units
Developing sour gas and condensate treating opportunities through Myrtle Springs condensate treater

West Texas – Gathering & Processing

REGENCY ENERGY PARTNERS



Eddy
New Mexico
Lea
Andrews
Martin
Howard
Loving
Winkler
Ector
Midland
Glasscock
Culberson
Ward
Crane
Upton
Reagan
Texas
Reeves
Waha Plant
Pecos
Jeff Davis
Regency Plant / Office
Gas Gathering Assets
Brewster
0 5 10 20 Miles

System Overview
Mature basin with multiple zones
Waha Processing Plant has high ethane recovery capabilities of over 90%
System provides a variety of gathering and processing services afforded by multiple pipelines, including low pressure compression, sour gas treating and gas processing
Potential for Woodford and Barnett shale development to the East

Key Assets	
Waha Processing Plant	125 MMcf/d
Waha Gathering System	200 MMcf/d

Primary Producing Formations	
Devonian	Cherry Canyon
Delaware	Wolfcamp
Atoka/Morrow	Bone Springs

Key Producer Customers	
Occidental Permian	Finley
Marathon	

Drilling and Volume Outlook	
4Q 2008 Average Volume	92 MMbtu/d
2009 Forecast Average Volume Change	(6%)

Strong Foundation Driving Contract Compression Growth[1]

Core compression operations in Texas, Louisiana and Arkansas

HP by Region[1,2]

State	Total HP	# of Units
Southwest (TX)	177,575	239
Southeast (LA & TX)	122,250	144
Northwest (TX)	158,780	222
Northeast (Ark & LA)	220,078	191
Central (LA & TX)	110,811	124
Total	**789,494**	**920**

HP by Size[1,2]

HP Range	Total HP	% of HP	# of Units
0-499	62,147	8%	360
500-999	80,587	10%	129
1,000 and over	646,760	82%	431
Total	**789,494**	**100%**	**920**



Southwest Region (Areas 1-5 and 7)
Southeast Region (Areas 8, 9 and 14)
Northwest Region (Areas 11 and 15)
Northeast Region (Areas 13,17,18 and 19)
Central Region (Areas 6 and 12)

2009 Growth Drivers

- Superior run-time performance creates opportunity to increase market share
- Strong customer relationships with approximately 47% of active HP generated from customer relationships that pre-date 2004[3]
- Continued focus on Fayetteville and Haynesville Shales for additional growth

[1] Excludes HP owned by Regency that is serviced by our Contract Compression Segment
[2] Horsepower as of 3/31/09
[3] Based on year-end 2008 horsepower

Consistent Horsepower Growth

Contract Compression Segment

Impressive year-over-year growth in horsepower from customer retention and new customer relationships



Operating Horsepower
Horsepower
900,000
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
CAGR 38%
213,744
275,718
414,535
568,227
778,667
2004
2005
2006
2007
2008
409,196
New Customer Growth
158,102
Growth in HP from 2004 Customers
211,369
98.9% Retention of 2004 Customers

82% of revenue generating horsepower comes from larger horsepower units (>1000 HP)

Haynesville Expansion Project and Joint Venture Update

Recent Haynesville Drilling Activity

- Optimism around the play continues to be supported by strong well results with regular reports of IP rates above 20 MMcf/d[1]
- For 2009, operators plan to spend more than $3.5 billion on drilling prospective acreage in the Haynesville Shale[1]



Haynesville Shale
with Selected Wells
5-28-09
Morris
Cass
Marion
Harrison
Gregg
Panola
Rusk
Shelby
Nacogdoches
San Augustine
Angelina
Sabine
Caddo
Bossier
Webster
Claiborne
Bienville
Red River
De Soto
Natchitoches
Winn
Grant
Vernon
Rapides
La Salle
Catahoula
Concordia
Caldwell
Ouachita
Morehouse
Richland
Franklin
Miles
REGENCY

1 Wood Mackenzie, *Haynesville Remains Popular While Other Shales Slow*, March 2009
2 Texas Railroad Comission, Louisiana Department of Natural Resources, Company Reports and RBC Capital Markets

Capacity Update

- Currently 92%, or 1,010 MMbtu/d, has been contracted to date
  - Firm transportation capacity with 10 year contract terms
  - Approximately 85% of revenues come from reservation fees
- Project favorably positioned for future expansion to meet growing producer requirements



Haynesville Shale
14,200 HP of compression at Elm Grove and Haughton Stations
21-mile[1], 36" Elm Grove Pipeline
25-mile[1], 36" Bienville Loop
75-mile[1], 42" Winnsboro Loop
Waskom Plant
Elm Grove Plant
Dubberly Plant
Lisbon Plant
Dubach Plant
Cass
Marion
Harrison
Panola
Rusk
Shelby
Nacogdoches
San Augustine
Angelina
Caddo
Bossier
Webster
De Soto
Red River
Bienville
Lincoln
Jackson
Winn
Natchitoches
Sabine
Grant
Ouachita
Morehouse
Richland
Caldwell
Franklin
La Salle
Catahoula
Concordia
Rapides
Vernon
Morris
Upshur
Gregg
Key Interconnects: Columbia Gulf, ANR, Trunkline and Tennessee Gas
0 5 10 20 Miles
Regency Plant Facility
Bossier Shale Trend
Haynesville Shale Trend
Regency Intrastate Gas LP
Regency Field Services LP
Regency Field Services LP Logansport
Regency Gulf States Transmission corp
Regency Liquids Pipeline LP
Regency Intrastate Gas LP Proposed Bienville Loop 36 in
Regency Intrastate Gas LP Proposed Elm Grove 36 in
Regency Intrastate Gas LP Proposed-Winnsboro Loop 42 in

Construction Update

Construction on the 36" pipeline commenced at the beginning of May

Plan to begin construction on the 42" pipeline & stations in July

- 36" Bienville line
  - Acquired Louisiana DNR permit, USACE and other environmental permits; and 100% ROW is acquired
  - Received FERC approval letter on April 30
  - Contractor has mobilized, received Safety, Health & Environmental training and started work
  - As of end of May, approximately 30% of the ROW has been cleared
- 36" Elm Grove line
  - Centerline and environmental surveys 100% complete, 100% ROW acquired, USACE permit acquired, road crossing permits approved, and Louisiana DNR permit approved
  - Received FERC approval letter on April 30
  - As of end of May, approximately 75% of the ROW has been cleared
- 42" Winnsboro line
  - Centerline and environmental surveys 100% complete, 99% ROW acquired, USACE permit acquired, road & railroad crossing permits approved, and Louisiana DNR permit approved
  - Filed FERC 30 day advance notice May 18th
  - Air permits and all other environmental permits and clearances for Haughton and Elm Grove compression stations and pipeline interconnects received
  - Interconnect agreements fully executed with the downstream pipelines

On schedule for in-service by year-end 2009

Project Overview - Project Costs

Total cost of the project is projected to be $653 million[1]

Project	Description	Expected Cost ($ millions)
Pipeline		
Bienville Loop	25 miles of 36" pipeline[3]	$118
Elm Grove Pipeline	21 miles of 36" pipeline[3]	$114
Winnsboro Loop	75 miles of 42" pipeline[3]	$345
Interconnects[2]	Columbia Gulf, Trunkline & ANR	$37
Compression		
Elm Grove and Haughton Stations	14,200 HP	$39
Total:		**$653[4]**

Based on our progress and expenditures to date, we believe that the project will be completed within budget

[1] Excludes capitalized interest and labor
[2] Net of receipt site interconnects which will be reimbursed by producers
[3] Pipeline lengths based on actual surveyed distances
[4] All budgeted project costs will be paid by Alinda and GE EFS

Financial Review

Strong Quarterly Results

REGENCY
ENERGY PARTNERS

Regency's first quarter 2009 financial performance remained strong despite a sharp decline in commodity prices, which reflects our long-term strategy of increasing fee-based margins

Combined Adjusted EBITDA


$ in millions
$60
$50
$40
$30
$20
$10
$0
$27
$56
$55
Q1 2007
Q1 2008
Q1 2009[1]

	Pricing Effect			2009 % Change To	
	Q1 2007	Q1 2008	Q1 2009	2007	2008
Gas	$6.84	$7.99	$4.52	(34%)	(43%)
Ethane	$1.04	$1.01	$0.36	(65%)	(64%)
Propane	$1.51	$1.47	$0.68	(55%)	(54%)
I-Butane	$1.80	$1.87	$0.97	(46%)	(48%)
N-Butane	$1.79	$1.80	$0.87	(51%)	(52%)
Gasoline	$2.01	$2.13	$0.96	(52%)	(55%)
WTI	$90.68	$97.92	$42.97	(53%)	(56%)

Only 3% of Regency's estimated 2009 Adjusted Segment Margin is subject to commodity price fluctuations

[1] Assumes a full contribution from RIGS for the first quarter. Excluding contribution of Haynesville Joint Venture, Regency's reported adjusted EBITDA was $54 million

Quarter-Over-Quarter Performance

REGENCY ENERGY PARTNERS



Combined Adjusted EBITDA
$ in millions
$70
$60
$50
$40
$30
$20
$10
$0
$61
$55
Q4 2008
Q1 2009 1

Pricing Effect			
	Q4 2008	Q1 2009	% Change
Gas	$6.31	$4.52	(28%)
Ethane	$0.42	$0.36	(14%)
Propane	$1.11	$0.68	(39%)
I-Butane	$1.30	$0.97	(25%)
N-Butane	$1.26	$0.87	(31%)
Gasoline	$1.55	$0.96	(38%)
WTI	$79.46	$42.97	(46%)
Sulfur	$227/LT	($2)/LT	(101%)

[1] Assumes a full contribution from RIGS for the first quarter. Excluding contribution of Haynesville Joint Venture, Regency's reported adjusted EBITDA was $54 million

Strong Quarter-Over-Quarter Performance

- Despite recent declines in rig counts, Contract Compression horsepower and Transportation throughput continue to experience moderate growth, while Gathering & Processing volumes are down



Gathering & Processing Throughput[1]
MMBtu/d (000s)
1,200
1,000
800
600
400
200
0
919
996
1,082
1,122
1,039
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Gathering & Processing
Intersegment Volumes



Transportation Throughput[1]
MMBtu/d (000s)
900
800
700
600
500
400
300
200
100
0
732
793
795
772
812
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Transportation
Intersegment Volumes



Revenue Generating Horsepower
Horsepower
900,000
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
615,852
669,804
742,804
778,667
789,494
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009



Regency Operating Area Drilling Trends
400
300
200
100
0
Q1'08
Q2'08
Q3'08
Q4'08
Q1'09
Q2'09
Mid-Con
West TX
South Tx
East TX & North LA

[1] 272,024 MMBtu/d in Q1 2008, 272,024 in Q2 2008, 269,471 in Q3 2008, 307,786 in Q4 2008 and 237,772 MMBtu/d in Q1 2009 moved through both the Gathering & Processing and Transportation segments

Commodity Price Risk Management



NGL Equity Production vs. Hedged
Bbl/d
6,000
5,000
4,000
3,000
2,000
1,000
98%
98%
96%
97%
36%
36%
36%
36%
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Equity Production
Hedge



Condensate Equity Production vs. Hedged
Bbl/d
1,000
900
800
700
600
500
400
300
74%
74%
75%
76%
76%
76%
76%
76%
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Equity Production
Hedge

Approximately 83% of expected natural gas exposure is hedged in 2009

Strong Foundation - 2009 DCF Analysis

DCF Sensitivity to Commodity Price Changes - 2009

Change in WTI Price ($/bbl)

Change in Natural Gas Price ($/MMbtu)

($ in millions)	Decrease $10.00	Flat	Increase $10.00
Decrease $1.00	$ (1.1)	$ (1.0)	$ (0.9)
Flat	$ (0.1)	$ 0	$ 0.1
Increase $1.00	$ 0.9	$ 1.0	$ 1.1

- Regency has length in natural gas due to a concerted effort to minimize 'keep-whole' exposure
- At many of our processing facilities, Regency has the ability to reject some level of ethane, which will minimize downward DCF impact in negative Frac spread environments
- A $10.00 Bbl movement in Crude along with the same percentage change in NGL pricing will result in a $0.1 million change in Regency's full year DCF
- A $1.00 MMbtu movement in Natural Gas pricing will result in a $1.0 million change in Regency's full year DCF
- Sulfur prices can not be hedged and we assumed $30 per long-ton for our 2009 forecast; a $10 movement in sulfur prices will result in a $0.4 million change in segment margin

Strong Foundation - Fully Funded 2009 Capital Program

REGENCY ENERGY PARTNERS

- Since the beginning of 2008, Regency has issued approximately $1.2 billion of primary equity
- Recently completed $250 million senior unsecured notes offering strengthens Regency's balance sheet by extending the maturity profile of our debt and by providing additional liquidity

Capitalization	
Pro Forma for $250 MM Senior Notes Offering	
($ in millions)	3/31/2009
Cash	$6.6
$900 MM Credit Facility [1]	545.5
8.375% Senior Notes due 2013	357.5
9.375% Senior Notes due 2016 [2]	236.2
Total Debt	$1,139.2
Total Partners Capital	1,206.6
Total Capitalization	$2,345.8
Credit Facility	$900.0
Less: Outstandings	(545.5)
Less: Letters of Credit	(16.3)
Less: Lehman Commitments	(7.0)
Revolver Availability	$331.2
Plus: Caterpillar Operating Lease Facility [3]	75.0
Total Liquidity	**$406.2**
Debt / Capitalization	49%

[1] 3/31/2009 revolver balance reduced by $230.2 million for the 9.375% Senior Notes issuance in May 2009
[2] $230.2 million of net proceeds after $6.0 million of fees and expenses. Net of unamortized discount of $13.8 million based on imputed interest rate of 10.5%
[3] $40 million expected to be used in 2009

Non-GAAP Reconciliations

Non-GAAP Reconciliation

REGENCY ENERGY PARTNERS

	Three Months Ended March 31,					
	2009		2008		2007	
			($ in thousands)			
Net income (loss) attributable to Regency Energy Partners LP	$	148,389	$	10,348	$	(1,295)
Income tax expense		100		251		-
Interest expense, net		14,227		15,406		14,885
Depreciation and amortization		27,889		21,741		11,427
EBITDA (a)	$	190,605	$	47,746	$	25,017
Non-cash loss (gain) from risk management activities		(3,565)		3,090		(684)
Non-cash put option expiration		-		-		693
Loss (gain) on asset sales, net		(133,932)		26		1,808
Management services termination fee		-		3,888		-
Other (income) expense		764		1,252		6
Adjusted EBITDA	$	53,872	$	56,002	$	26,840
Depreciation and amortization attributable to Haynesville Joint Venture recorded in investing income (1)		254		-		-
Haynesville Joint Venture EBITDA owned by third parties(2)		963		-		-
Combined Adjusted EBITDA	$	55,089	$	56,002	$	26,840

(a) Earnings before interest, taxes, depreciation and amortization.
(1) Depreciation and amortization related to Regency's 38% interest in HPC.
(2) Represents 62% of the Haynesville Joint Venture's EBITDA from March 18, 2009 to March 31, 2009.

Non-GAAP Reconciliation

	Three Months Ended March 31,		
	2009	2008	2007
		($ in thousands)	
Net income (loss) attributable to Regency Energy Partners LP	$ 148,389	$ 10,348	$ (1,295)
Add (Deduct):			
Operation and maintenance	36,042	28,845	10,925
General and administrative	14,852	11,271	6,851
Loss (gain) on asset sales, net	(133,932)	-	1,808
Management services termination fee	-	3,888	-
Depreciation and amortization	27,889	21,741	11,427
Income from unconsolidated subsidiary	(336)	-	-
Interest expense, net	14,227	15,406	14,885
Other income and deductions, net	(42)	(176)	(110)
Income tax expense	100	251	-
Net income attributable to noncontrolling interest	35	72	-
Total Segment Margin (1)	$ 107,224	$ 91,646	$ 44,491
Non-cash loss (gain) from risk management activities	(3,565)	3,090	(684)
Non-cash put option expiration	-	-	693
Adjusted Total Segment Margin	$ 103,659	$ 94,736	$ 44,500
Transportation Segment Margin (1)	$ 11,554	$ 13,254	$ 12,910
Contract Compression Segment Margin	36,981	23,021	-
Corporate & Others Segment Margin (1)	430	200	(856)
Inter-Segment Elimination	(889)	(75)	1,295
Adjusted Segment Margin for Gathering and Processing (1)	$ 55,583	$ 58,336	$ 31,151

(1) Segment margin and adjusted segment margin vary from previously disclosed amounts due to functional reorganziation of our segments.

Non-GAAP Reconciliation

REGENCY ENERGY PARTNERS

		Three Months Ended March 31, 2009
		($ in thousands)
Net cash flows provided by operating activities	$	36,331
Add (deduct):		
Depreciation and amortization, including debt issuance cost amortization		(28,932)
Net income attributable to the noncontrolling interest		(35)
Income from unconsolidated subsidiary		336
Risk management portfolio value changes		3,565
Gain on assets sales, net		133,932
Unit based compensation expenses		(1,189)
Trade accounts receivables, accrued revenues, and related party receivables		(22,741)
Other current assets		(10,458)
Trade accounts payable, accrued cost of gas and liquids, and related party payables		36,948
Other current liabilities		1,022
Other assets and liabilities		(390)
Net income attributable to Regency Energy Partners LP	$	148,389
Add (deduct):		
Income tax expense		100
Interest expense, net		14,227
Depreciation and amortization		27,889
EBITDA	$	190,605
Add (deduct):		
Non-cash gain from risk management activities		(3,565)
Gain on assets sales, net		(133,932)
Other		764
Adjusted EBITDA	$	53,872
Add (deduct):		
Unit based compensation expenses		1,189
Interest expense, excluding capitalized interest		(14,059)
Maintenance capital expenditures		(4,864)
Proceeds from sale of assets		3,077
Distribution from the Haynesville Joint Venture in excess of EBITDA		1,310
Depreciation and amortization attributable to Haynesville Joint Venture recorded in investing income		254
Income tax expense		(100)
Cash available for distribution	$	40,679

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